Exhibit 23(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 (No. 333-38098) of our report, dated January 7, 2000, relating to the consolidated financial statements of James Monroe Bancorp, Inc. and subsidiary. We also consent to the reference to our Firm under the caption "Experts" in this Registration Statement and the related prospectus.


                                       /s/ YOUNT, HYDE & BARBOUR, P.C.



Winchester, Virginia
July 21, 2000